EXHIBIT 10.68
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is dated as of the 10th day of May, 2010, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, Old Dominion Enterprises, Inc., a Virginia corporation and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and RBS Citizens, National Association, a national banking association, with a principal place of business at 875 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);
     WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated December 11, 2007, ( as amended, the “Loan Agreement”) whereby, inter alia, the Borrowers borrowed up to Eighteen Million Dollars ($18,000,000.00) in the form of a revolving line of credit loan, which loan was reduced to $14,000,000 and will be further reduced to 13,000,000 pursuant to a previous amendment; and
     WHEREAS, the parties wish to amend the Loan Agreement to extend the line of credit loan; and
     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:
     1. EXTENSION.
     The revolving line of credit loan is extended to May 1, 2011.
     2. FEES AND EXPENSES.
     Borrowers will pay an administration fee equal to One Thousand Dollars ($1,000.00) and all of Lender’s costs and expenses incurred in preparation of this Amendment and the documents and instruments executed herewith.
     3. RATIFICATION.
     In all other respects, the Loan Agreement remains in full force and effect, and Borrowers agree to be bound thereby. Except as specifically amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect. Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Lender to further amend or extend the Loan Agreement or any other Loan Documents. This Amendment is not a novation.
     4. REAFFIRMATION.

     Borrowers reaffirm each and every representation and warranty made by them in the Loan Agreement. Borrowers and Lender hereby agree and confirm that Borrowers have prior to this Amendment delivered to Lender the information and disclosures in accordance with the reporting requirements of the Loan Agreement.
     5. AUTHORITY.
     Borrowers warrant that it has full power and authority, and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.
     IN WITNESS WHEREOF, the parties have executed this Amendment the date and time first above written.
[PAGE ENDS HERE, SIGNATURE PAGE(S) TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC. (a Delaware Corporation)

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	its CEO and President

DOVER SADDLERY, INC. (a Massachusetts Corporation)

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	Director

SMITH BROTHERS, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	Director

DOVER SADDLERY RETAIL, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	Director

OLD DOMINION ENTERPRISES, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	Director

DOVER SADDLERY DIRECT, INC.

/s/ Michael W. Bruns	By:	/s/ Stephen L. Day
Witness		Name:	Stephen L. Day
		Title:	Director

LENDER:

RBS CITIZENS, NATIONAL ASSOCIATION

/s/ Deborah Barry	By:	/s/ Lori A. Chandonnais
Witness		Name:	Lori A. Chandonnais
		Title:	Senior Vice President